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                              EXHIBIT 10.1













                   CHOICEONE FINANCIAL SERVICES, INC.
                       DIRECTORS' STOCK PURCHASE PLAN

















                        Warner Norcross & Judd LLP
                           900 Old Kent Building
                           111 Lyon Street, N.W.
                     Grand Rapids, Michigan 49503-2489














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                    CHOICEONE FINANCIAL SERVICES, INC.
                      DIRECTORS' STOCK PURCHASE PLAN

                             TABLE OF CONTENTS

                                                                       PAGE


ARTICLE 1

     ESTABLISHMENT AND PURPOSES OF PLAN. . . . . . . . . . . . . . . . . .1
     1.1  ESTABLISHMENT OF PLAN; PURPOSE OF PLAN . . . . . . . . . . . . .1
     1.2  EFFECTIVE DATE . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.3  NUMBER OF SHARES OF STOCK. . . . . . . . . . . . . . . . . . . .1


ARTICLE 2

     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     2.1  COMMITTEE. . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     2.2  COMMON STOCK . . . . . . . . . . . . . . . . . . . . . . . . . .1
     2.3  COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     2.4  DIRECTOR'S FEE . . . . . . . . . . . . . . . . . . . . . . . . .1
     2.5  MARKET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . .2
     2.6  PARTICIPANT. . . . . . . . . . . . . . . . . . . . . . . . . . .2
     2.7  PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2


ARTICLE 3

     ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     3.1  POWER AND AUTHORITY. . . . . . . . . . . . . . . . . . . . . . .2
     3.2  DELEGATION OF POWERS; EMPLOYMENT OF ADVISERS . . . . . . . . . .2
     3.3  INDEMNIFICATION OF COMMITTEE MEMBERS . . . . . . . . . . . . . .2


ARTICLE 4

     PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     4.1  ELIGIBILITY TO PARTICIPATE . . . . . . . . . . . . . . . . . . .3

ARTICLE 5

     ELECTIVE PAYMENT OF DIRECTOR'S FEES IN COMMON STOCK . . . . . . . . .3
     5.1  PAYMENT OF DIRECTOR'S FEES . . . . . . . . . . . . . . . . . . .3
     5.2  PRIOR ELECTION . . . . . . . . . . . . . . . . . . . . . . . . .3
     5.3  TIMING OF PAYMENTS . . . . . . . . . . . . . . . . . . . . . . .3
     5.4  VESTING. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

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ARTICLE 6

     GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . .4
     6.1  AMENDMENT; TERMINATION . . . . . . . . . . . . . . . . . . . . .4
     6.2  RIGHTS NOT ASSIGNABLE. . . . . . . . . . . . . . . . . . . . . .4
     6.3  UNSECURED CREDITOR STATUS. . . . . . . . . . . . . . . . . . . .4
     6.4  NO TRUST OR FIDUCIARY RELATIONSHIP . . . . . . . . . . . . . . .4
     6.5  CONSTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . .4
     6.6  DISPUTES . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     6.7  UNFUNDED PLAN. . . . . . . . . . . . . . . . . . . . . . . . . .5
     6.8  SELF-EMPLOYMENT TAXES. . . . . . . . . . . . . . . . . . . . . .5
     6.9  RIGHT OF COMPANY TO REPLACE DIRECTORS. . . . . . . . . . . . . .5
     6.10 GOVERNING LAW; SEVERABILITY. . . . . . . . . . . . . . . . . . .5




































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                    CHOICEONE FINANCIAL SERVICES, INC.
                      DIRECTORS' STOCK PURCHASE PLAN

                                 ARTICLE 1

                    ESTABLISHMENT AND PURPOSES OF PLAN


     1.1 ESTABLISHMENT OF PLAN; PURPOSES OF PLAN. The Company hereby establishes the ChoiceOne Financial Services, Inc. Directors' Stock Purchase Plan. The purposes of the Plan are to provide an opportunity and means by which directors can increase their financial interest in the Company, and thereby increase their personal interest in the Company's continued success, through the payment of directors' fees in Company Common Stock.

     1.2 EFFECTIVE DATE. The "Effective Date" of the Plan is July 15, 1998. Each Plan provision applies until the effective date of an amendment of that provision.

     1.3 NUMBER OF SHARES OF STOCK. Subject to appropriate adjustment as required in connection with any change in the capital structure of the Company, a maximum of 50,000 shares of Common Stock shall be available under the Plan.


                                 ARTICLE 2

                                DEFINITIONS

     2.1 COMMITTEE. "Committee" means the Personnel and Benefits Committee of the Board of Directors or such other committee as the Board of Directors shall designate to administer the Plan. The Committee shall consist of at least two members of the Board, and all of its members shall be "non-employee directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

     2.2 COMMON STOCK. "Common Stock" means the common stock, without par value, of ChoiceOne Financial Services, Inc.

     2.3  COMPANY.  "Company" means ChoiceOne Financial Services, Inc.

     2.4 DIRECTOR'S FEE. "Director's Fee" means the amount of income payable to a Participant for service as a director, including payments for attendance at meetings of the Board of Directors or meetings of committees of the Board of Directors, and any retainer fee paid to members of the Board of Directors.




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     2.5  MARKET VALUE.  "Market Value" means the mean of the bid and asked prices of shares of Common Stock reported by the Company's market makers on the applicable date, or if the market is closed on that date, the last preceding date on which the market was open for trading.

     2.6 PARTICIPANT. "Participant" means any individual who is participating in the Plan.

     2.7 PLAN. "Plan" means the ChoiceOne Financial Services, Inc. Directors' Stock Purchase Plan, as such plan may be amended, administered or interpreted from time to time.


                                 ARTICLE 3

                              ADMINISTRATION

     3.1 POWER AND AUTHORITY. The Committee shall administer the Plan, shall have full power and authority to interpret the provisions of the Plan, and shall have full power and authority to supervise the administration of the Plan. All determinations, interpretations and selections made by the Committee regarding the Plan shall be final and conclusive. The Committee shall hold its meetings at such times and places as it deems advisable. Action may be taken by a written instrument signed by a majority of the members of the Committee, and any action so taken shall be fully as effective as if it had been taken at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it deems advisable. The members of the Committee shall not be paid any additional fees for their services.

     3.2 DELEGATION OF POWERS; EMPLOYMENT OF ADVISERS. The Committee may delegate to any agent such duties and powers, both ministerial and discretionary, as it deems appropriate except those that may not be delegated by law or regulation. In administering the Plan, the Committee may employ attorneys, consultants, accountants or other persons, and the Company and the Committee shall be entitled to rely upon the advice, opinions or valuation of any such persons. All usual and reasonable expenses of the Committee shall be paid by the Company.

     3.3 INDEMNIFICATION OF COMMITTEE MEMBERS. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with such person's or the Committee's taking or failing to take any action under the Plan. Each such person shall be justified in relying on information furnished in connection with the Plan's administration by any appropriate person or persons.



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                                 ARTICLE 4

                               PARTICIPATION

     4.1 ELIGIBILITY TO PARTICIPATE. A director shall be eligible to become a Participant in the Plan on the first day of the individual's term as a director.


                                 ARTICLE 5

            ELECTIVE PAYMENT OF DIRECTOR'S FEES IN COMMON STOCK


     5.1 PAYMENT OF DIRECTOR'S FEES. A Participant may elect to receive payment of 25%, 50%, 75% or 100% of Director's Fees in the form of Common Stock. On each quarterly payment date, the Participant shall receive a number of shares of Common Stock (rounded to the nearest whole share) determined by dividing the dollar amount of fees payable that the director has elected to receive in Common Stock by the Market Value of Common Stock on the day before the quarterly payment date.

     5.2 PRIOR ELECTION. The election to receive Director's Fees in the form of Common Stock shall be made by the Participant on a form provided
for that purpose prior to a quarterly payment date.   The election shall
continue in effect until revoked or modified for a subsequent quarterly payment date by the Participant.

     5.3 TIMING OF PAYMENTS. Payment shall be made to the Participant on each January 1, April 1, July 1, October 1 or such other dates on which the Director's Fees would have been payable to the Participant if the Participant had not made an election to receive Director's Fees in the form of Common Stock.

     5.4 VESTING. The right to receive shares of Common Stock equal to the quotient of Director's Fees payable divided by the Market Value of Common Stock on the quarterly payment date shall not be subject to forfeiture for any reason.











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                                 ARTICLE 6

                            GENERAL PROVISIONS

     6.1 AMENDMENT; TERMINATION. The Company reserves the right to amend the Plan prospectively or retroactively, in whole or in part, or to terminate the Plan, provided that no change or amendment may be made more than once every six months and that an amendment or termination may not reduce or revoke shares of Common Stock accrued and the amounts represented by them promised to be paid to Participants as of the later of the date of adoption of the amendment or the effective date of the amendment or termination.

     6.2 RIGHTS NOT ASSIGNABLE. Amounts promised under the Plan shall not be subject to assignment, conveyance, transfer, anticipation, pledge, alienation, sale, encumbrance or charge, whether voluntary or involuntary, by the Participant, even if directed under a qualified domestic relations order or other divorce order. An interest in any amount shall not provide collateral or security for a debt of a Participant or be subject to garnishment, execution, assignment, levy or to another form of judicial or administrative process or to the claim of a creditor of a Participant through legal process or otherwise. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or to otherwise dispose of benefits payable, before actual receipt of the benefits, or a right to receive benefits, shall be void and shall not be recognized.

     6.3 UNSECURED CREDITOR STATUS. A Participant shall be an unsecured general creditor of the Company as to the payment of any benefit under the Plan. The right of any Participant to be paid the amount promised in the Plan shall be no greater than the right of any other general, unsecured creditor of the Company.

     6.4 NO TRUST OR FIDUCIARY RELATIONSHIP. Nothing contained in the Plan shall be deemed to create a trust or fiduciary relationship of any kind for the benefit of any Participant.

     6.5 CONSTRUCTION. The singular includes the plural, and the plural includes the singular, unless the context clearly indicates the contrary. Capitalized terms (except those at the beginning of a sentence or part of a heading) have the meaning specified in the Plan. If a capitalized term is not defined in the Plan, the term shall have the general, accepted meaning of the term.

     6.6 DISPUTES. In the event that a dispute arises regarding the eligibility to participate in the Plan or any other matter relating to Plan participation, such dispute shall be made to the Committee. The determination by the Committee with respect to such disputes shall be final and binding on all parties. In the event that a dispute arises regarding the amount of any benefit payment under the Plan that is not related to Participant eligibility disputes, the Committee may appoint a qualified
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independent certified public accountant to determine the amount of payment and such determination shall be final and binding on all parties.















































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     6.7  UNFUNDED PLAN.  This shall be an unfunded plan within the meaning of the Internal Revenue Code of 1986, as amended. Benefits provided in the Plan constitute only an unsecured contractual promise to pay in accordance with the terms of the Plan by the Company.

     6.8 SELF-EMPLOYMENT TAXES. To the extent that amounts paid under the Plan are deemed to be net earnings from self-employment, each director shall be responsible for any taxes payable under federal, state or local law.

     6.9 RIGHT OF COMPANY TO REPLACE DIRECTORS. Neither the action of the Company in establishing the Plan, nor any provision of the Plan, shall be construed as giving any director the right to be retained as a director, or any right to any payment whatsoever except to the extent of the benefits provided for by the Plan. The Company expressly reserves the right at any time to replace or fail to renominate any director without any liability for any claim against the Company for any payment whatsoever except to the extent provided for in the Plan. The Company has no obligation to create any other or subsequent deferred compensation plan for directors.

     6.10 GOVERNING LAW; SEVERABILITY. The Plan shall be construed, regulated and administered under the laws of the State of Michigan. If any provisions of the Plan shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the remaining provisions of the Plan, and the Plan shall be deemed to be modified to the least extent possible to make it valid and enforceable in its entirety.























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